Exhibit 99.1

Ambac Financial Group, Inc.

One State Street Plaza

New York, NY 10004

(212) 668-0340

News Release

For Immediate Release

Investor/Media Contacts:

Vandana Sharma

(212) 208-3333

vsharma@ambac.com

Peter Poillon

(212) 208-3222

ppoillon@ambac.com

Web site : www.ambac.com

Ambac Provides First Quarter 2008 Business Activity Update

NEW YORK, May 2, 2008—Ambac Financial Group, Inc. (NYSE: ABK) (Ambac) today released the text of a business activity update targeted at all its major constituents. The text of the release follows:

Ambac is committed to preserving and rebuilding our business franchise. Our recent capital raise of $1.5 billion and affirmation of our triple-A ratings with negative outlook from Moody’s and S&P were critical steps in pursuing this goal. Preserving our client relationships and identifying business opportunities are also key to reestablishing Ambac’s leading position in the monoline financial guarantee market. The following is a business summary of first quarter 2008.

The capital raise reduced the uncertainty around our ratings, which has generated greater interest in our core products. While volume and insured penetration have decreased significantly in the general public finance market, Ambac is beginning to see more opportunities to provide insurance both in the new issue (competitive and negotiated deals). Furthermore, secondary market transactions with Ambac insurance are steadily increasing. In the structured finance market, we will not be writing new transactions for a period of six months from March 6, 2008 (the “moratorium period”). In the meantime, the Group continues to meet with clients. Furthermore, Ambac discontinued underwriting certain structured finance businesses, including CDOs and RMBS. (For more details, see our SEC filings.)

Across all business lines, we are discussing with issuers and investors our financial strength and our progress toward stabilizing and advancing the drivers of our business. Another key focus at this time is helping clients affected by the disruptions in the variable rate markets — both for Auction Rate Securities (ARS) as well as for Variable Rate Demand Obligations (VRDO). The dislocations in these markets have caused significant financial difficulties for certain clients and we are committed to finding resolutions to these challenges.

Ambac’s overall objective is to continue helping our clients solve their capital funding needs in the most efficient manner possible. As we do so, we believe we will demonstrate to the market why Ambac remains well-positioned in its business lines. Below is a brief description, by business area, of some of the efforts we have undertaken to further our objectives.

General Municipal Business

The East and West Regions, as well as the General Municipal Underwriting Group, have seen a substantial increase in both new issue and secondary market insurance requests. While our business volume is still down significantly, we are seeing increased trading value of Ambac-wrapped securities relative to pre-capital raise levels and a renewed interest in Ambac’s participation in the market. Since our capital raise, we have insured eight new issues in the primary market and have issued commitments to insure several transactions that have not yet been priced in the market. These insured new issues included a $46.8 million Compton, CA lease financing in the negotiated market, as well as a $62.0 million Alaska Municipal Bond Bank issue and a $51.5 million Rialto, CA Tax Allocation Bond which sold in the competitive market. Currently, however, the majority of our business opportunities remain in the secondary market, where we have insured 21 transactions since the capital raise.

In addition, much of our recent focus has been on helping solve our clients’ problems in the variable rate markets. We have received 84 requests for amendments, waivers or consents to restructure deals in order to lower interest rates. Public Finance has worked closely with many clients in finding several successful and innovative solutions such as the conversion from auction rates to a VRDO with the addition of direct-pay line of credit (LOC) as was done for the University of South Florida. We have also agreed to amendments in Standby Bond Purchase agreements for immediate termination events for the Utah Water Finance Agency, among others. Ambac has developed several alternatives that issuers are finding to be feasible alternatives given the current municipal finance marketplace.

We have been in continuous contact with many of our key clients, including bankers, financial advisors, issuers and policyholders. During the past several weeks, Ambac has met with each of the major New York investment banks and several regional banks across the country. In the coming weeks and months, we will continue to meet with our key constituents as we move forward in renewing market confidence.

Utilities

The Ambac Utilities Group remains committed to supporting the financial initiatives of its issuers, particularly during this period of unprecedented volatility and uncertainty. In recent weeks, we have focused our efforts on addressing the strains brought on by the dysfunctional markets for auction rate securities and other variable rate securities. Since February 14, 2008, we have received and approved over 55 amendment and consent requests from issuers to facilitate the conversion of auction rate securities or remarketing of Ambac-insured securities. While most of these conversions have involved the temporary repurchase of outstanding securities, certain have involved conversions to fix interest rates through maturity, including recent transactions for Kentucky Utilities Company (5.75% to 6.0%) and Southern Indiana Gas & Electric Company (5.4%). Still others have involved the conversion to short and intermediate term fixed interest rates, including recent transactions for Tampa Electric Company (5.0%) and Oglethorpe Power Company (4.625%).

We are also maintaining our extensive dialogues with issuers, investors and intermediaries to develop and evaluate even more innovative solutions to the current crisis. To-date, we have discussed potential options and solutions with nearly 40 of our auction rate and variable rate issues and we are committed to responding to the needs of our entire client base and to helping them preserve the value of Ambac’s guarantee. We will also continue to disseminate information relevant to Ambac’s own initiatives through periodic mailings and during the course of our normal dialogue.

While we are disappointed not to have insured any new issue utility transactions during the first quarter of 2008, we have been increasingly active in the secondary market as select investors have taken advantage of the value of the Ambac guarantee. Going forward, we hope to restore similar confidence in the primary marketplace.

Health Care

While the Health Care Group has not insured any new issue transactions, we have executed one small secondary market deal, which is indicative that Ambac’s trading value is improving. We have also provided a significant amount of reinsurance capacity on another transaction that closed in the first quarter of 2008. Throughout this time period, we have been extremely active with our clients, especially as it relates to their variable rate debt. Among all of the business units at Ambac, Health Care probably has the highest proportion of transactions involving underlying variable rate debt. These have been predominantly in the form of Auction Rate Securities and that particular market in general has suffered the most. We have been working diligently to help resolve our clients’ problems and have had some key successes in this area. Ambac insurance was used on at least one conversion from auction rate to fixed rate and several more such conversions are scheduled for the second quarter of 2008. We have also successfully incorporated incremental credit enhancement on a VRDO, amending the Immediate Termination Events resulting in much lower rates.

Student Loans

Ambac has traditionally enjoyed a leading market share in student loan securitizations, and this asset class remains an area of focus for the firm. However, while we anticipate future opportunities, current conditions are challenging. Since most student loan securitizations were placed in the variable rate debt market, with interest rates that reset on a short-term basis, today’s credit spread environment is costing our clients money. As a result, Ambac has been focusing on steps to minimize their borrowing costs. Thus far, these steps have included helping issuers refinance out of the auction rate debt market and changing deal documentation to increase investor confidence in deals backed by bank-liquidity facilities. We have four such transactions in progress for a total of $850 million par amount outstanding. We expect to approve another nine such amendments in the near future for another $1 billion in par amount outstanding.

Additionally, for the last couple of months, we have been approving waivers to suspension events which were triggered because the bonds experienced failed auctions or remarketings. These waivers allow our clients to continue to offer new loans to their borrowers instead of forcing a redemption of the wrapped notes. Our clients can therefore continue their business while solutions to the cost of credit can be explored.

Ambac firmly believes that financing sources will return to this market. We will continue to work with our clients to help them get through these difficult times. Student loans have performed well with little credit deterioration, and the deals enjoy direct government support for many or all of the underlying assets. This is an asset class that Ambac will remain committed to over the long-term.

Housing Finance

Our focus in the Housing Finance area has been on continuously apprising our key banking, developer and investor clients of the current events affecting Ambac. This process has been handled by conference calls and/or personal meetings.

In the past few months, we have received several requests for secondary market insurance of various military housing deals. We have also been participating in the due diligence process on two significant Air Force transactions scheduled for closing in 2008. We have been proactive in keeping investors up-to-date on the performance status of our approximately $7 billion military housing portfolio.

We have also received a number of requests from issuers, bankers and financial advisors for document amendments, consents and waivers for clients suffering from the dislocation in the variable rate debt markets. One good example of an amendment that generated significant interest rate savings was for Connecticut Housing, where we amended the Immediate Termination Events in the Standby Bond Purchase Agreements to reference the Issuer’s ratings instead of Ambac’s ratings. We are also pursing a similar strategy with California Housing.

Project Finance

Although little activity has occurred in the infrastructure finance sector during the first quarter of 2008, rapidly deteriorating infrastructure asset conditions and burgeoning populations continue to create a critical need for new and/or modernized infrastructure in North America. In particular, a strong pipeline of essential infrastructure transactions have already been announced for the period 2008-2010, including PPP financings for the I-595 road in Florida and Chicago’s Midway Airport.

However, financing conditions continue to be challenging, with many of North America’s municipal infrastructure budgets strained and lenders continuing to be capital-constrained. Nonetheless, we have received a number of inquiries in 2008, evidencing that, in this tough environment, the Ambac wrap continues to offer cost-effective funding solutions for issuers and municipalities. Inquiries include requests for insurance in connection with several new transportation PPP deals and a number of potential restructurings of existing assets. We continue to pursue all of these opportunities aggressively, with the ultimate goal of restoring overall market confidence in the value of Ambac enhancement as soon as possible.

In addition to our ongoing primary market initiatives, we continue to seek secondary market opportunities in the infrastructure sector for those investors who wish to take advantage of the cost efficiency of an Ambac guarantee. We are in contact with a number of such investors and are monitoring opportunities closely. In particular, we recently executed a secondary market trade for a small amount of the debt issued by the North Texas Toll Authority in connection with its purchase of the SH-130 toll road concession, enabling one of our clients to achieve a high-return, low-risk reward in the secondary markets.

As in previous years, the PPP and Infrastructure Group remains committed to providing innovative and cost-efficient solutions for issuers, sponsors, government entities and banking clients alike. We continue to proactively maintain our contact with our major clients and have recently provided them with an update on our plans with respect to future PPP and Infrastructure Finance business. We also continue to assist those clients who are seeking relief from the dislocation of the auction rate and variable rate markets and are working closely with a number of clients in order to find effective and quick solutions to the higher interest rate burdens they are currently incurring.

Operating Assets

We have been meeting with all of our major banking relationships and issuers in order to provide them with an update on Ambac and to maintain our visibility during the moratorium period. We also have been responding to amendment and consent requests on existing deals in our portfolio, several of which have been signed over the last few weeks.

While unable to pursue such opportunities during the moratorium period, we have been approached about several transactions, including one for a term operating asset securitization going to market later this year. Current market conditions have resulted in a lack of new term issuances but issuers appear to be ready to access the markets once conditions stabilize.

Structured Insurance

Financial guarantors have played a crucial role in the securitization of life insurance risks since the inception of the insurance-linked securities market. Investors are still learning how to best evaluate the risks in these structures and, therefore, they still value the diligence and oversight that Ambac brings to these financings. Sponsors and bankers are pleased with Ambac’s reaffirmation of our commitment to Structured Insurance and our team looks forward to being actively engaged in new opportunities after the moratorium period. We believe that the combination of pent-up industry demand and decreased monoline industry capacity will drive favorable credit terms and economics for Ambac, while providing value to Issuers in this market segment.

Multi-Seller Conduit Enhancement

Currently, our efforts are focused on responding to the informational needs of commercial paper (CP) investors regarding Ambac’s financial strength. We are committed to being as transparent as possible with the taxable short term markets participants. Client sponsors have reported that the CP investor tone improved following Moody’s and S&P’s triple-A ratings affirmation on March 12, 2008 and reaffirmation by Moody’s of such rating on April 23, 2008. They also report their business continues strong as the multi-seller conduits benefit from both their distinction from structured investment vehicles and from the 100%-supported nature of their asset-backed commercial paper (ABCP).

We are expanding our surveillance process for the multi-seller bank programs that Ambac supports with program-wide enhancement. We believe that the value of our unique third-party surveillance will continue to be recognized by investors and bank regulators going forward. This, in turn, will further differentiate the Ambac-enhanced, multi-seller conduits from unenhanced vehicles.

Secondary Markets

Ambac is gaining significant momentum and restoring investor confidence in the secondary markets, focusing for the present on the public finance markets. While the number of transactions we have completed to date in 2008 remains below our 2007 volume, secondary market transactions with Ambac insurance are steadily increasing. Over the past few weeks, Ambac has qualified more than 50 competitive new issue transactions and provided insurance on approximately 13% of those deals, which is only slightly below last year’s success rate. Week-on-week volume of secondary market transactions is also growing rapidly, as new business production during the first two weeks of April was equivalent to our entire secondary markets production in the first quarter of 2008.

The Secondary Markets desk is targeting the development of opportunities in those structured finance sectors in which Ambac has committed to remain active. As a result, we have received inquiries on both wrapped and unwrapped structured finance paper. The majority of these inquiries have been for wrapped deals where investors seek to restore triple-A ratings on paper insured by monolines that have suffered ratings downgrades. Additionally, the Secondary Markets group has been working with bankers that are holding and looking to manage unwrapped exposures that were previously expected to be taken out via capital markets executions this year.

The Secondary Markets group is increasing our marketing efforts with established relationships in the bank, broker and dealer community while seeking new opportunities with fixed income investors. Going forward, the Secondary Markets group expects to benefit from the reduced number of competitors in the marketplace.

In summary, Ambac is diligently working to restore market confidence. While conditions remain challenging, we are committed to achieving stable ratings and to meeting the financing needs of our clients.

This release contains statements that may constitute “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Any or all of management’s forward-looking statements here or in other publications may turn out to be wrong and are based on Ambac’s management current belief or opinions. Ambac’s actual results may vary materially, and there are no guarantees about the performance of Ambac’s securities. Among events, risks, uncertainties or factors that could cause actual results to differ materially are: (1) changes in the economic, credit, foreign currency or interest rate environment in the United States and abroad; (2) the level of activity within the national and worldwide credit markets; (3) competitive conditions and pricing levels; (4) legislative and regulatory developments; (5) changes in tax laws; (6) changes in our business plan, including changes resulting from our decision to discontinue writing new business in the financial services area, to significantly reduce new underwriting of structured finance business and to discontinue all new underwritings of structured finance business for six months from March 6, 2008; (7) the policies and actions of the United States and other governments; (8) changes in capital requirements whether resulting from downgrades in our insured portfolio or changes in rating agencies’ rating criteria or other reasons; (9) changes in Ambac’s and/or Ambac Assurance’s credit or financial strength ratings; (10) changes in accounting principles or practices relating to the financial guarantee industry or that may impact Ambac’s reported financial results; (11) inadequacy of reserves established for losses and loss expenses; (12) default by one or more of Ambac Assurance’s portfolio investments, insured issuers, counterparties or reinsurers; (13) credit risk throughout our business, including large single exposures to reinsurers; (14) market spreads and pricing on insured collateralized debt obligations (“CDOs”) and other derivative products insured or issued by Ambac; (15) credit risk related to residential mortgage securities and CDOs; (16) the risk that holders of debt securities or counterparties on credit default swaps or other similar agreements seek to declare events of default or seek judicial relief or bring claims alleging violation or breach of covenants by Ambac or one of its subsidiaries; (17) the risk that our underwriting and risk management policies and practices do not anticipate certain risks and/or the magnitude of potential for loss as a result of unforeseen risks; (18) the risk of volatility in income and earnings, including volatility due to the application of fair value accounting, or FAS 133, to the portion of our credit enhancement business which is executed in credit derivative form; (19) operational risks, including with respect to internal processes, risk models, systems and employees; (20) the risk of decline in market position; (21) the risk that market risks impact assets in our investment portfolio; (22) the risk of credit and liquidity risk due to unscheduled and unanticipated withdrawals on investment agreements; (23) changes in prepayment speeds on insured asset-backed securities; (24) factors that may influence the amount of installment premiums paid to Ambac; (25) the risk that we may be required to raise additional capital, which could have a dilutive effect on our outstanding equity capital and/or future earnings; (26) our ability or inability to raise additional capital, including the risks that regulatory or other approvals for any plan to raise capital are not obtained, or that various conditions to such a plan, either imposed by third parties or imposed by Ambac or its Board of Directors, are not satisfied and thus potentially necessary capital raising transactions do not occur, or the risk that for other reasons the Company cannot accomplish any potentially necessary capital raising transactions; (27) the risk that Ambac’s holding company structure and certain regulatory and other constraints, including adverse business performance, affect Ambac’s ability to pay dividends and make other payments; (28) the risk of litigation and regulatory inquiries or investigations, and the risk of adverse outcomes in connection therewith, which could have a material adverse effect on our business, operations, financial position, profitability or cash flows; (29) other additional factors described in the Risk Factors section of Ambac’s Current Report on Form 8-K dated March 12, 2008 and in its Annual Report on Form 10-K for the fiscal year December 31, 2007 and also disclosed from time to time by Ambac in its subsequent reports on Form 10-Q and Form 8-K, which are or will be available on the Ambac web site at www.ambac.com and at the SEC’s web site, www.sec.gov; and (30) other risks and uncertainties that have not been identified at this time. Readers are cautioned that forward-looking statements speak only as of the date they are made and that Ambac does not undertake to update forward-looking statements to reflect circumstances or events that arise after the date the statements are made. You are therefore advised to consult any further disclosures we make on related subjects in Ambac’s reports to the SEC.

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Ambac Financial Group, Inc., headquartered in New York City, is a holding company whose affiliates provide financial guarantees and to clients in both the public and private sectors around the world. Ambac’s principal operating subsidiary, Ambac Assurance Corporation, a guarantor of public finance and structured finance obligations, has earned triple-A ratings from Moody’s Investors Service, Inc. and Standard & Poor’s Ratings Services; and a double-A rating from Fitch, Inc. Moody’s, Standard & Poor’s and Fitch all maintain a “negative outlook”. Ambac Financial Group, Inc. common stock is listed on the New York Stock Exchange (ticker symbol ABK).

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